Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Page

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of November 7, 2017	F-3
Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Sentinel Energy Services Inc.

We have audited the accompanying balance sheet of Sentinel Energy Services Inc. (the ‘‘Company’’), as of November 7, 2017. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of the Sentinel Energy Services Inc. as of November 7, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

Whippany, New Jersey

November 14, 2017

Sentinel Energy Services Inc.

BALANCE SHEET

November 7, 2017

ASSETS
Current assets—Cash and cash equivalents	$1,854,264

Cash held in Trust Account	300,000,000

Total assets	$301,854,264

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accrued formation and offering costs	$573,818
Advances from related party	133,619
Total current liabilities	707,437

Deferred underwriting compensation	10,500,000

Total liabilities	11,207,437

Class A ordinary shares subject to possible redemption; 28,564,682 shares (at redemption value of $10.00 per share)	285,646,820
Shareholders' equity:
Preferred shares, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares, $0.0001 par value, 200,000,000 shares authorized, 1,435,318 shares issued and outstanding (excluding 28,564,682 shares subject to possible redemption)	144
Class B ordinary shares, $0.0001 par value, 20,000,000 shares authorized, 8,625,000 shares issued and outstanding	863
Additional paid-in capital	5,016,926
Accumulated deficit	(17,926)
Total shareholders' equity	5,000,007
Total liabilities and shareholders’ equity	$301,854,264

See accompanying notes to balance sheet

SENTINEL ENERGY SERVICES INC.
NOTES TO BALANCE SHEET

1.	Description of Organization and Business Operations

Organization and General

Sentinel Energy Services Inc. (the ‘‘Company’’) was incorporated in the Cayman Islands on June 5, 2017. The Company was formed for the purpose of effecting a merger, amalgamation, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the ‘‘Initial Business Combination’’). The Company is an ‘‘emerging growth company,’’ as defined in Section 2(a) of the Securities Act of 1933, as amended, or the ‘‘Securities Act,’’ as modified by the Jumpstart Our Business Startups Act of 2012 (the ‘‘JOBS Act’’).

At November 7, 2017, the Company had not commenced any operations. All activity for the period from June 5, 2017 (date of inception) through November 7, 2017 relates to the Company’s formation and the initial public offering (“Public Offering”) described below. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Public Offering. The Company has selected December 31 as its fiscal year end.

As of November 7, 2017, transaction costs amounted to $17,360,247 consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees payable (which are held in a trust account with Continental Stock Transfer and Trust Company acting as trustee (the "Trust Account")) and $860,247 of Public Offering costs. These costs were charged to additional paid-in capital upon completion of the Public Offering. Cash of $1,854,264 was held outside of the Trust Account on November 7, 2017 and is available for working capital purposes. As described in Note 3, the $10,500,000 deferred underwriting fee payable is contingent upon the consummation of a Business Combination by November 7, 2019.

Sponsor and Public Offering

The Company’s sponsor is Sentinel Management Holdings, LLC, a Delaware limited liability company (the “Sponsor”). The Company intends to finance its Initial Business Combination with proceeds from the $300,000,000 initial public offering of Units (as defined in Note 3) and a $8,000,000 private placement (Note 4). Upon the closing of the Public Offering and the private placement but prior to the payment of underwriting fees and other expenses associated with the Public Offering, $308,000,000 was placed in a trust account (the “Trust Account”) (discussed below).

On November 7, 2017, the Company consummated the initial Public Offering of 30,000,000 units (the “Units” and, with respect to the Company’s Class A ordinary shares, $0.0001 par value per share, included in the Units being offered, the “Public Shares”) generating gross proceeds of $300,000,000 which is described in Note 3. The Sponsor purchased an aggregate of 5,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per warrant, or approximately $8,000,000 in the aggregate, in a private placement simultaneously with the closing of the Public Offering (the “Private Placement”). The Private Placement Warrants are included in additional paid-in capital on the balance sheet.

Trust Account

The proceeds held in the Trust Account will be invested only in U.S. government treasury bills with a maturity of one hundred eighty (180) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations. Funds will remain in the Trust Account until the earlier of (i) the consummation of the Initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company’s amended and restated Memorandum and Articles of Association will provide that, other than the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account will be released until the earlier of: (i) the completion of the Initial Business Combination; (ii) the redemption of any Class A ordinary shares included in the Units (the “Public Shares”) sold in the Public Offering that have been properly tendered in connection with a shareholder vote to amend the Company’s amended and restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of such Class A ordinary shares if it does not complete the Initial Business Combination within 24 months from the closing of the Public Offering; and (iii) the redemption of 100% of the Class A ordinary shares included in the Units sold in the Public Offering if the Company is unable to complete an Initial Business Combination within 24 months from the closing of the Public Offering, (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

Initial Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Proposed Offering, although substantially all of the net proceeds of the Proposed Offering are intended to be generally applied toward consummating an Initial Business Combination. The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek shareholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable, or (ii) provide shareholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. The decision as to whether the Company will seek shareholder approval of the Initial Business Combination or will allow shareholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval, unless a vote is required by law or under NASDAQ rules. If the Company seeks shareholder approval, it will complete its Initial Business Combination only if a majority of the outstanding ordinary shares of the Company, voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a shareholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest but less taxes payable. As a result, such Class A ordinary shares are recorded at redemption amount and classified as temporary equity upon the completion of the Proposed Offering, in accordance with the Financial Accounting Standards Board (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 480, ‘‘Distinguishing Liabilities from Equity.’’

Pursuant to the Company’s amended and restated Memorandum and Articles of Association, if the Company is unable to complete the Initial Business Combination within 24 months from the closing of the Proposed Offering, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands’ law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company’s officers and directors will enter into a letter agreement with the Company, pursuant to which they will agree to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined below) held by them if the Company fails to complete the Initial Business Combination within 24 months of the closing of the Proposed Offering. However, if the Sponsor or any of the Company’s directors, officers or affiliates acquires Class A ordinary shares in or after the Proposed Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of ordinary shares, if any, having preference over the ordinary shares. The Company’s shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that the Company will provide its shareholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Redeemable Ordinary Shares

As discussed in Note 1, all of the 30,000,000 Class A ordinary shares sold as parts of the Units in the Public Offering contain a redemption feature which allows for the redemption of such shares under the Company’s amended and restated certificate of incorporation. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480. Although the Company has not specified a maximum redemption threshold, its amended and restated certificate of incorporation provides that in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares shall be affected by charges against additional paid in capital.

Accordingly, at November 7, 2017, 28,564,682 of 30,000,000 Class A ordinary shares included in the Units were classified outside of permanent equity.

Private Placement Warrants

Each whole Private Placement Warrant is exercisable for one whole share of the Company's Class A ordinary share at a price of $11.50 per share. A portion of the purchase price of the Private Placement Warrants has been added to the proceeds from the Public Offering to be held in the Trust Account such that at the closing of the Public Offering $300.0 million was held in the Trust Account. If the Initial Business Combination is not completed within 24 months from the closing of the Public Offering, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of the balance sheet in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Deferred Offering Costs

The Company complies with the requirements of FASB ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A—“Expenses of Offering.” Deferred offering costs of approximately $860,000, consist principally of costs incurred in connection with the Public Offering. These costs, together with the underwriter discount, were charged to additional paid-in capital upon completion of the Public Offering.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of November 7, 2017. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at November 7, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have an effect on the Company’s financial statement.

3.	Public Offering

In the Public Offering, the Company sold 30,000,000 units at a price of $10.00 per unit (the “Units”). The Sponsor purchased an aggregate of 5,333,333 warrants at a price of $1.50 per warrant in a private placement that occurred simultaneously with the completion of the Public Offering.

Each Unit consists of one of the Company’s Class A ordinary shares, $0.0001 par value, and one-third of one warrant (each, a “Warrant” and, collectively, the “Warrants”). Each whole Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share. No fractional shares will be issued upon separation of the Units and only whole Warrants will trade. Each Warrant will become exercisable on the later of 30 days after the completion of the Company’s Initial Business Combination or 12 months from the closing of the Public Offering and will expire five years after the completion of the Company’s Initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, the Company may redeem the outstanding Warrants in whole and not in part at a price of $0.01 per Warrant upon a minimum of 30 days’ prior written notice of redemption, if and only if the last sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sent the notice of redemption to the Warrant holders.

The Company granted the underwriters a 45-day option to purchase up to 4,500,000 additional Units to cover any over-allotments at the initial public offering price less the underwriting discounts and commissions. The Units that would be issued in connection with the over-allotment option would be identical to the Units issued in the Public Offering. On November 9, 2017, the underwriters elected to exercise the over-allotment and purchased 4,500,000 additional units for gross proceeds of $45,000,000 (See Note 6).

The Company paid an underwriting discount of 2.0% of the per Unit offering price to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of 3.5% of the gross offering proceeds payable upon the Company’s completion of an Initial Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes its Initial Business Combination.

4.	Related Party Transactions

Founder Shares

In June 2017, the Sponsor entered into an Amended and Restated Securities Purchase Agreement, for the purchase of 14,375,000 shares of Class B ordinary shares (the “Founder Shares”) for $25,000, or $0.002 per share. As used herein, unless the context otherwise requires, “Founder Shares” shall be deemed to include the shares of Class A ordinary shares issuable upon conversion thereof.

The Founder Shares are identical to the Class A ordinary shares included in the Units sold in the Public Offering except that the Founder Shares are shares of Class B ordinary shares which automatically convert into shares of Class A ordinary shares at the time of the Company’s Initial Business Combination and are subject to certain transfer restrictions, as described in more detail below. In August 2017, the Sponsor surrendered 5,750,000 of its Class B ordinary shares for no consideration, resulting in the Sponsor holding an aggregate of 8,625,000 Class B ordinary shares. This forfeiture also adjusted the shares subject to forfeiture from 1,875,000 to 1,125,000, to the extent that the over-allotment option is not exercised in full by the underwriters so that the Founder Shares will represent 20.0% of the Company’s issued and outstanding shares after the Public Offering. The underwriters’ over-allotment option was exercised in full on November 9, 2017 (See Note 6).

The Company’s initial shareholders have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination, (x) if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

The Sponsor and the Company’s officers and directors will agree, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the Initial Business Combination.

In October 2017, the Sponsor transferred 37,500 founder shares to an independent director nominee at the original purchase price.

Option Agreement

On November 2, 2017, the Company entered into an option agreement (“Option Agreement”) pursuant to which CSL Energy Opportunities Fund III, L.P. and CSL Energy Holdings III, Corp, LLC (“Option Holders”) agreed to purchase an aggregate of up to 10,000,000 units (the “Co-Investment Units”), consisting of one Class A Share (the “Co-Investment Shares”) and one-third of one warrant to purchase one Class A ordinary share (the “Co-Investment Warrants,” and together with the Co-Investment Shares, the “Co-Investment Securities”), for $10.00 per unit (the “Exercise Price”), or an aggregate maximum amount of $100,000,000, immediately prior to the closing of the Company's initial Business Combination.

The Co-Investment Warrants will have the same terms as the private placement warrants so long as they are held by the Option Holders or its permitted transferees, and the Co-Investment Shares will be identical to the Class A ordinary shares included in the units being sold in this offering, except that the Co-Investment Shares will be subject to transfer restrictions and certain registration rights, as described herein. Any Co-Investment Warrant held by a holder other than the Option Holders or their permitted transferees will have the same terms as the warrants included in the units being sold in this offering.

The Option Holders will have the right to transfer a portion of its option to purchase the Co-Investment Securities to third parties (which we refer to throughout this prospectus as the “Co-Investment Transferees”), subject to compliance with applicable securities laws. The Option Agreement also provides that the Option Holders and any Co-Investment Transferee will be entitled to certain registration rights with respect to their Co-Investment Securities, including the Class A ordinary shares underlying their Co-Investment Warrants.

Registration Rights

The holders of Founder Shares, Private Placement Warrants and Warrants that may be issued upon conversion of working capital loans, if any, will be entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to shares of Class A ordinary shares) pursuant to a registration rights agreement to be signed on or before the date of the prospectus for the Public Offering. These holders will be entitled to certain demand and “piggyback” registration rights.

However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Related Party Loans

On June 12, 2017, the Sponsor agreed to loan the Company an aggregate of up to $200,000 to cover expenses related to the Proposed Offering pursuant to an unsecured promissory note (the ‘‘Note’’). This loan was non-interest bearing and payable on the earlier of December 31, 2017 or the completion of the Public Offering. During the period June 5, 2017 (date of inception) through November 7, 2017, the Sponsor paid expenses and offering costs incurred on behalf of the Company totaling $115,236. Upon closing of the Offering, the Company paid $115,236 in full settlement of the Note.

Advances from Related Party

During the period June 5, 2017 (date of inception) through November 7, 2017, a related party paid expenses and offering costs incurred on behalf of the Company. As of November 7, 2017, the amount due to the related party was $133,619 and is presented as advances from related party on the accompanying balance sheet. On November 8, 2017, the Company repaid the advance in full. (See Note 6).

Administrative Support Agreement

Commencing on the date the Units are first listed on the NASDAQ, the Company has agreed to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Initial Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

5.	Shareholders’ Equity

Ordinary Shares

The authorized ordinary shares of the Company include up to 200,000,000 shares of Class A ordinary shares and 20,000,000 shares of Class B ordinary shares. If the Company enters into an Initial Business Combination, it may (depending on the terms of such an Initial Business Combination) be required to increase the number of Class A ordinary shares which the Company is authorized to issue at the same time as the Company’s shareholders vote on the Initial Business Combination to the extent the Company seeks shareholder approval in connection with the Initial Business Combination. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share. At November 7, 2017, there were 30,000,000 shares of Class A, of which 28,564,682 was classified outside of permanent equity, and 8,625,000 shares of Class B ordinary shares issued and outstanding.

Preferred Shares

The Company is authorized to issue 1,000,000 shares of preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At November 7, 2017, there were no shares of preferred shares issued or outstanding.

6.	Subsequent Events

On November 9, 2017, the Company consummated the closing of the sale of 4,500,000 additional shares of the Company’s Class A common stock, $0.0001 par value at a price of $10 per unit (the “Units”) upon receiving notice of the underwriters’ election to fully exercise their overallotment option (“Overallotment Units”), generating additional gross proceeds of approximately $45 million and incurred additional offering costs of $2.48 million in underwriting fees. Simultaneously with the exercise of the overallotment, the Company consummated the Private Placement of an additional 600,000 Private Placement Warrants to the Sponsor, generating gross proceeds of approximately $900,000. Of the additional $2.48 million in underwriting fees, $1.6 million is deferred until the completion of the Company’s initial business combination. On November 8, 2017, the Company repaid $133,619 advanced from related party in full.